Exhibit 99.1

Beyond Li-ion™

SES Announces Second-Quarter 2022 Results

Second Quarter of 2022 Highlights

●	Total operating expenses were $19.1 million, an increase of $12.5 million from a year ago, reflecting an increase in headcount to support battery cell and AI software development and costs associated with being a public company
●	Financial guidance for 2022 is unchanged from our guidance issued with our first quarter results, with cash used in operations and capital expenditures expected to range between $95 million and $115 million
●	Construction of our second cell manufacturing facility, located in SES Korea, is on track and expected to be ready to use by October 2022
●	Planning underway for second annual Battery World to be held before 2022 year-end

BOSTON, Mass. – August 9, 2022 – SES AI Corporation (NYSE: SES) (the “Company,” “SES,” “we” or “us”), a global leader in the development and manufacturing of high-performance lithium-metal (Li-Metal) rechargeable batteries for electric vehicles (EVs) and other applications announced today financial results for the second quarter ended June 30, 2022.

SES reported an operating loss for the quarter of $19.1 million, an increase of $12.5 million from last year, reflecting general and administrative expenses of $11.9 million and research and development expenses of $7.2 million. This higher level of spending reflects an increase in headcount and related personnel cost to support battery cell and AI software development as well as an increase in spending related to being a public company.

SES recognized a non-cash gain on the change in fair value of its Sponsor Earn-out liability of $29.0 million during the three months ended June 30, 2022. Certain tranches of SES’s Sponsor Earn-out shares are accounted for as a derivative liability measured at fair value based on the price of SES’s common stock at the end of the quarter. The Company ended the quarter with cash and cash equivalents of $405 million, which it expects to use to support the continued development of all aspects of its Li-Metal battery technology and AI-powered safety software platform Avatar.

“We believe that the need for more energy dense batteries that can improve range and reduce cost has never been greater and supports our belief that Li-Metal is the next big thing in batteries,” said Founder and CEO, Qichao Hu. “We continue to work closely with our automotive partners to improve the performance of our cells and to bring down manufacturing costs. We intend to provide more details on these and other initiatives at our second annual Battery World later this year.”

Outlook

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SES is targeting the following milestones by mid-2023, which are unchanged from the Company’s guidance issued with its first quarter results:

●	Deliver and optimize “A-sample” batteries for our three JDA partners
●	Begin to transition from “A-sample” batteries to “B-sample” batteries
●	Continue to establish supply chains for key materials

All aspects of the Company’s 2022 financial guidance issued with its first quarter results are also unchanged. To execute on its plan, SES estimates that in 2022, capital expenditures will range from $25 million to $35 million, and cash used in operations will be between $70 million and $80 million. As a result, use of cash for the year is expected to range between $95 million and $115 million.

SES Korea

Construction of the Company’s second cell manufacturing facility, located in SES Korea, is on track and expected to be ready to use by October 2022. The structure of the building is complete and manufacturing lines are being installed. This facility will support at least one of the Company’s JDA partners and will have the capability to produce its large-format 50Ah and 100Ah cells.

Second Annual Battery World to Be Held Before Year-End

Following on the high-level of investor interest at SES’s first Battery World Event in November of last year, planning is underway for the second annual Battery World which is expected to be held before 2022 year-end. At the event, SES plans to provide updates on the performance of its large-format (50Ah to 100Ah) Apollo cells, and Avatar, its AI-powered safety software for monitoring battery health and intends to demonstrate Apollo cells being used in a non-automotive application. Additional information on the timing of this event is expected to be provided in the next few months.

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Webcast and Conference Call

SES will host a conference call at 5:00 p.m. EDT today, August 9, 2022. Participating on the call will be Qichao Hu, Chief Executive Officer, and Jing Nealis, Chief Financial Officer.

Interested investors and other parties can listen to a webcast of the live conference call through SES’s Investor Relations website by clicking here.

The conference call can also be accessed live over the phone by dialing the following numbers:

United States (Toll Free):	1 (844) 200 6205
International:	1 (929) 526 1599

Access Code:	483310

A recording of the conference call will be available shortly after the completion of the call at investors.ses.ai.

About SES

SES is a global leader in development and production of high-performance Li-Metal rechargeable batteries for electric vehicles (EVs) and other applications. Founded in 2012, SES is an integrated Li-Metal battery manufacturer with strong capabilities in material, cell, module, AI-powered safety algorithms and recycling. Formerly known as Solid Energy Systems, SES is headquartered in Boston and has operations in Singapore, Shanghai, and Seoul. To learn more about SES, please visit: ses.ai/investors/

SES may use its website as a distribution channel of material company information. Financial and other important information regarding SES is routinely posted on and accessible through the Company’s website at www.ses.ai. Accordingly, investors should monitor this channel, in addition to following SES’s press releases, Securities and Exchange Commission filings and public conference calls and webcasts.

Investors: Eric Goldstein ericgoldstein@ses.ai
Media: Irene Lam ilam@ses.ai

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Forward-looking statements

All statements other than statements of historical facts contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements relating to expectations for future financial performance, business strategies or expectations for our business. These statements are based on the beliefs and assumptions of the management of SES. Although SES believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot provide insurance that it will achieve or realize these plans, intentions or expectations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

You should not place undue reliance on these forward-looking statements. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of our assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to the following risks: changes in domestic and foreign business, market, financial, political and legal conditions, including but not limited to the ongoing conflict between Russia and Ukraine; risks relating to the uncertainty of the projected financial information with respect to SES; risks related to the development and commercialization of SES’s battery technology and the timing and achievement of expected business milestones; the effects of competition on SES’s business; the ability of SES to issue equity or equity-linked securities or obtain debt financing in the future; the ability of SES to integrate its products into electric vehicles (“EVs”); the risk that delays in the pre-manufacturing development of SES’s battery cells could adversely affect SES’s business and prospects; potential supply chain difficulties; risks resulting from SES’s joint development agreements and other strategic alliances, if such alliances are unsuccessful; the quickly evolving battery market; SES’s ability to accurately estimate future supply and demand for its batteries; SES’s ability to develop new products on an ongoing basis in a timely manner; product liability and other potential litigation, regulation and legal compliance; SES’s ability to effectively manage its growth; SES’s ability to attract, train and retain highly skilled employees and key personnel; the willingness of vehicle operators and consumers to adopt EVs; developments in alternative technology or other fossil fuel alternatives; SES’s ability to meet certain motor vehicle standards; a potential shortage of metals required for manufacturing batteries; risks related to SES’s intellectual property; risks related to SES’s business operations outside the United States, including in China and South Korea; the uncertainty in global economic conditions and risks relating to health epidemics, including the COVID-19 pandemic and any operational interruptions; SES has identified material weaknesses in its internal control over financial reporting and may identify material weaknesses in the future or otherwise fail to maintain an effective system of internal controls; compliance with certain health and safety laws; changes in U.S. and foreign tax laws; and the other risks described in “Part I, Item 1A. Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and

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Exchange Commission (“SEC”) on March 31, 2022 and other documents filed from time to time with the SEC. There may be additional risks that SES presently knows and/or believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SES’s expectations, plans or forecasts of future events and views only as of the date of this press release. SES anticipates that subsequent events and developments will cause its assessments to change. However, while SES may elect to update these forward-looking statements at some point in the future, SES specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SES’s assessments as of any date subsequent to the date of this press release.

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SES AI Corporation

Condensed Consolidated Balance Sheet(1)

(Unaudited)

(in thousands, except share and per share amounts)	June 30, 2022	December 31, 2021
Assets
Current Assets
Cash and cash equivalents	$404,607	$160,497
Receivable from related party	5,388	7,910
Prepaid expenses and other current assets	5,872	1,563
Total current assets	415,867	169,970
Property and equipment, net	20,917	12,494
Intangible assets, net	1,536	1,626
Right-of-use assets, net	10,829	—
Other assets	4,452	9,263
Total assets	$453,601	$193,353
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity
Current Liabilities
Accounts payable	$7,357	$4,712
Operating lease liabilities, current	1,633	—
Accrued expenses and other current liabilities	6,122	6,273
Total current liabilities	15,112	10,985
Sponsor Earn-Out liability	15,123	—
Operating lease liabilities, non-current	9,831	—
Other liabilities	1,732	749
Total liabilities	41,798	11,734
Commitments and contingencies (Note 8)
Redeemable Convertible Preferred Stock, $0.000001 par value – none authorized, issued and outstanding as of June 30, 2022; 213,960,286 shares authorized, issued and outstanding as of December 31, 2021 (aggregate liquidation preference of $271,148 as of December 31, 2021)	—	269,941
Stockholders’ Equity
Preferred stock, $0.0001 par value; 20,000,000 shares authorized, none issued and outstanding as of June 30, 2022; none authorized, issued and outstanding as of December 31, 2021	—	—
Common stock: Class A shares, $0.0001 par value, 2,100,000,000 shares authorized as of June 30, 2022; 304,349,384 shares and 22,261,480 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively; Class B shares, $0.0001 par value, 200,000,000 authorized as of June 30, 2022; 43,881,251 shares and 39,881,455 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	34	6
Additional paid-in capital	524,981	5,598
Accumulated other comprehensive (loss) income	(901)	367
Accumulated deficit	(112,311)	(94,293)
Total stockholders' equity	411,803	(88,322)
Total liabilities, redeemable convertible preferred stock, and stockholders' equity	$453,601	$193,353

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SES AI Corporation

Condensed Consolidated Statements of Operations and Comprehensive Loss(1)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except share and per share amounts)	2022	2021	2022	2021
Operating expenses:
Research and development	$7,192	$3,508	$11,259	$6,491
General and administrative	11,867	3,049	26,997	4,505
Total operating expenses	19,059	6,557	38,256	10,996
Loss from operations	(19,059)	(6,557)	(38,256)	(10,996)
Other income (expense):
Gain on change of fair value of Sponsor Earn-Out liability, net	28,958	—	21,270	—
Interest income	465	1	488	3
Other income (expense), net	(1,171)	(54)	(1,331)	788
Total other income (expense), net	28,252	(53)	20,427	791
Income (loss) before income taxes	9,193	(6,610)	(17,829)	(10,205)
Provision for income taxes	(178)	(19)	(189)	(19)
Net income (loss)	9,015	(6,629)	(18,018)	(10,224)
Other comprehensive income (loss):
Foreign currency translation adjustment	(1,377)	85	(1,268)	71
Total comprehensive income (loss)	$7,638	$(6,544)	$(19,286)	$(10,153)

Net income (loss) per share attributable to common stockholders:
Basic	$0.03	$(0.11)	$(0.07)	$(0.17)
Diluted	0.03	(0.11)	(0.07)	(0.17)

Weighted-average shares outstanding:
Basic and diluted	310,255,853	60,781,975	264,969,675	60,781,975

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SES AI Corporation

Condensed Consolidated Statements of Cash Flows(1)

(Unaudited)

	Six Months Ended June 30,
(in thousands)	2022	2021
Cash Flows From Operating Activities
Net loss	$(18,018)	$(10,224)
Adjustments to reconcile net loss to net cash used in operating activities:
Gain on change of fair value of Sponsor Earn-Out liability	(21,270)	—
Stock-based compensation	8,733	186
Depreciation and amortization	986	882
Other	(584)	—
PPP note forgiveness	—	(840)
Changes in operating assets and liabilities:
Receivable from related party	2,522	(5,041)
Prepaid expenses and other assets	(4,119)	16
Accounts payable	2,317	26
Accrued expenses and other liabilities	1,278	(146)
Net cash used in operating activities	(28,155)	(15,141)
Cash Flows From Investing Activities
Purchases of property and equipment	(10,041)	(3,038)
Purchase of short-term investments	—	(150,810)
Maturities of short-term investments	—	13,101
Net cash used in investing activities	(10,041)	(140,747)
Cash Flows From Financing Activities
Proceeds from Business Combination and PIPE Financing, net of issuance costs	282,940	—
Proceeds from stock option exercises	42	—
Proceeds from issuance of Series D and D plus redeemable convertible preferred stock, net of issuance costs	—	187,897
Net cash provided by financing activities	282,982	187,897
Effect of exchange rates on cash	(676)	72
Net increase in cash, cash equivalents and restricted cash	244,110	32,081
Cash, cash equivalents and restricted cash at beginning of period (Note 4)	161,044	2,728
Cash, cash equivalents and restricted cash at end of period (Note 4)	$405,154	$34,809

Supplemental Non-Cash Information:
Conversion of Redeemable Convertible Preferred Stock to shares of Class A Common Stock	$(269,941)	$—
Release of accrued transaction costs related to Business Combination and PIPE Financing	$6,174	$—
Accounts payable and accrued expenses related to purchases of property and equipment	$964	$110
Liabilities of Ivanhoe acquired in the Business Combination	$(387)	$—
Deferred offering costs included in accounts payable and accrued expenses and other liabilities	$—	$1,366

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(1) The business combination between SES AI Corporation’s (“SES”) predecessor, SES Holdings Pte. Ltd. (“Old SES”), and Ivanhoe Capital Acquisition Corp. (“Ivanhoe”), which closed on February 3, 2022 (the “Closing”), is accounted for as a reverse recapitalization under U.S. GAAP. Under this method of accounting, Ivanhoe has been treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the financial statements of SES represent a continuation of the financial statements of Old SES with the business combination being treated as the equivalent of Old SES issuing shares for the net assets of Ivanhoe, accompanied by a recapitalization. The net assets of Ivanhoe are stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Closing are those of Old SES. As a result, the unaudited condensed consolidated financial statements reflect (i) the historical operating results of Old SES prior to the Closing; (ii) the combined results of SES and Old SES following the Closing; (iii) the assets and liabilities of Old SES at their historical cost; and (iv) share and per share amounts prior to the Closing have been retroactively converted using the exchange ratio for the business combination. See our Form 10-Q for the three and six months ended June 30, 2022 for additional information.

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